HEI INC  

HEI Inc.

www.heii.com

Nasdaq: HEII

FORWARD LOOKING INFORMATION
Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation, including the importance of specific technologies within specific markets, and estimated growth and growth rates are forward looking statements. All of such forward-looking statements involve risks and uncertainties including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI's suppliers, adverse competitive developments, change in or cancellation of customer requirements, and other risks detailed from time to time in HEI's SEC filings.

HEI Senior Management Team

- **Anthony Fant, Chairman & CEO (Joined HEI Aug. 98)**
  - General Business and Investment.
  - Approx. 20% shareholder. Investor in HEI from Dec 1997.
- **Don Reynolds, President & COO (Joined HEI Apr. 98)**
  - Engineering, Marketing and General Management.
  - Rosemount Inc. and Goodrich.
- **Steve Tondera, VP & CFO (Joined HEI Jun 00)**
  - CFO Fant Industries & Fant Broadcasting 1994-2000.

Officers and Directors Own > 20% of HEI

HEI – Who We Are


Value
Added
Supplier
Contract
Manufacturer,
Program Focus
Strategic Design to
Manufacturing
Partner,
Market Focus
Patented Intellectual
Property, Differentiated
Products
Improved Profits
Primary Markets Served:
Hearing / Medical / RFID (Base).
Broadband Communications
(Very High Growth Potential).
1990 to 1997
1998 to 2000
2001

Solid Base Business: Hearing & Medical

- Build on solid base of business
  - Customers are market leaders
  - Long-term partners, multiple projects
- Invest for growth with technology
  - High Density Laminates
- Result
  - Solid, growing base of business.
  - Tripled revenue since 1997.
  - Gross margins improving with technology.
  - More diverse customer and program base.

HEI INC

HEI Base Revenue

Hearing, Medical, RFID and Legacy Business.



50
45
40
35
30
25
20
15
10
5
0
Dollars, Mil
1997
Adj 1997
1998
1999
2000
2001
Proj 2002
Proj 2003
HEI
Hard Drive
Base

Does not include Broadband

HEI INC





Opportunity – High-Speed Electronics

- Broad band fiber-optic and the high-speed wireless markets
  - Broad band fiber-optic
  - Wireless
- Capitalize on recently developed packaging technology
  - Laminate Substrates: Low cost, high density
  - Assembly Processes on Laminates
- Developed enabling cost effective, high-speed technology

HEI Opportunity

Need for High-Frequency Electronics



Market Volume
HEI Target
(Technology)
Cell/PCS
OC-24
OC-48
3G
OC-192
VSAT
LMDS
OC-768
Collision
Avoidance
<1
2.5
10
40
80
Frequency (GHz)

HEI INC

HEI High-Frequency, Surface Mount Package


SMT PACKAGE
WIRE BOND
MMIC
VIA
SOLDER
50 | LINE
LAMINATE
VIA
COPPER

HEI Opportunity
IC Suppliers


HEI Target
(Technology)
Triquint
Iterra Comm.
Vitesse
(OC/Optical Comm.)
RF Microdevices
Stanford Microdevices
Mitsubishi
IC Suppliers
TRW/ Velocium
Celeritek
Fujitsu
Triquint
UMS
Alcatel
Cell/PCS
LMDS
Collision
Avoidance
OC-24
OC-48
3G
OC-192
VSAT
OC-768
<1
2.5
10
40
80
Market Volume
Frequency (GHz)

HEI Opportunity
Module Suppliers


HEI Target
(Technology)
G-Tran
Picolight
JDS Uniphase
(OC/Optical Comm.)
Nokia
Ericsson
Motorola
Raytheon
EADS
Module Suppliers
Cell/PCS
LMDS
OC-24
OC-48
3G
OC-192
VSAT
OC-768
Collision
Avoidance
<1
2.5
10
40
80
Frequency (GHz)
Market Volume

HEI

HEI Opportunity

System Suppliers


HEI Target
(Technology)
Market Volume
Nortel
Lucent
Cisco
(OC/Optical Comm.)
Nokia
Ericsson
Motorola
Hughs
Gilat
Raytheon
Hughes
Siemens
Delphi
System Suppliers
Cell/PCS
OC-24
OC-48
3G
OC-192
VSAT
LMDS
OC-768
Collision
Avoidance
<1
2.5
10
40
80
Frequency (GHz)

HEI Opportunity
Cost Effective Solution



HEI Target
(Technology)
Market Volume
Cell/PCS
OC-24
OC-48
3G
OC-192
VSAT
LMDS
OC-768
Collision
Avoidance
<1
2.5
10
40
80
Frequency (GHz)

HEI's Fiber Optic Product(s)

10 Gb/s Transmitter / Receiver (~ $2,500)

Laser Diode

Modulator

MUX



Driver

$600~ $1,000

DEMUX

HEI INC

Major Driver of Actives Growth is Trend to Higher Speeds (RHK, 2000)



Terminal Actives Mix, 2000
Total = $ 2.2 B
2.5 Gbps
54%
40 Gbps
1%
10 Gbps
45%



Terminal Actives Mix, 2004
Total = $9.9 B
2.5 Gbps
38%
40 Gbps
14%
10 Gbps
48%

Broadband Competition


HEI
PPL
Veritec
WJ
Module Performance
Cost

HEI INC

HEI Revenue
by Market Segment



Dollars Million
80
70
60
50
40
30
20
10
0
1997
Adj 1997
1998
1999
2000
2001
Proj 2002
Proj 2003
Broadband
Hard Drive
Base

HEI, Inc.

Nasdaq: HEII